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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 30, 1999


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                     333-51279                 13-3633241
         --------                     ---------                 ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


245 Park Avenue
New York, New York                                                 10167
------------------                                                 -----
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000


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                                       -2-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of April 1, 1999 among Structured Asset Mortgage Investments Inc. as seller, Norwest Bank Association, National Association as trustee and Cendant Mortgage Corporation and IndyMac, Inc. as master servicers.



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                                       -3-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                           STRUCTURED ASSET MORTGAGE
                                           INVESTMENTS INC.

                                           By: /s/ Mary Haggerty
                                               ----------------------------
                                           Name:   Mary Haggerty
                                           Title:  Vice President




Dated: May 14, 1999


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                                  EXHIBIT INDEX


                Item 601 (a) of                                     Sequentially
Exhibit         Regulation S-K                                        Numbered
Number          Exhibit No.            Description                     Page
------          -----------            -----------                     ----

1                  4                   Pooling and Servicing          5
                                       Agreement